UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
AMENDMENT 1
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 4, 2011
Date of Report (Date of earliest event reported)

ROCKWALL HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-33153	52-2220728
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16121 Carmenita Road, Cerritos, CA 90703
(Address of principal executive offices) (Zip Code)

(562) 926-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Rockwall Holdings, Inc., a Nevada corporation (the “Registrant: or the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on January 7, 2011 to report a change in the Company’s certifying accountant.  The text below and  Exhibit 16.1 attached hereto, shall supplement and amend the original filing made on January 7, 2011.

Previous independent registered public accounting firm.

On January 4, 2011, the Company dismissed Mendoza Berger & Company, L.L.P. (“Mendoza”) as the Registrant’s independent registered public accounting firm.  The decision to dismiss Mendoza as the independent registered public accounting firm of the Company was approved by the Board of Directors of the Company and determined to be in the best interest of the Company.  The reports of Mendoza on the Company’s consolidated financial statements for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2008 and 2007, and through January 4, 2011(the “Dismissal Date”), the Company has not had any disagreements with Mendoza on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Mendoza’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such periods.  However, Mendoza has not been engaged by the Company for auditing services for 2009 or 2010 financial statements, which as of this date have not been audited.

During the years ended December 31, 2009 and through December 31, 2010 and until the Dismissal Date, there were no reportable events as defined in item 304(a)(1)(v) of Regulation S-K.

The Company provided Mendoza with a copy of this disclosure, as set forth this Item 304 (a)(3) of Regulation S-K, and has requested to furnish a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of the letter from Mendoza is attached hereto Exhibit 16.1

New independent registered public accounting firm.

On January 5, 2011 (the “Engagement Date”) the Company engaged Spicer Jeffries, LLP (“Spicer Jeffries”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2009 and 2010.  The decision to engage Spicer Jeffries as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors and determined to be in the Company’s best interest.

During the two most recent fiscal years and through the Dismissal Date and the Engagement Date, respectively, the Company has not consulted with Spicer Jeffries regarding either:

1.
The applications of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, an neither a written report was provided to the Company nor oral advice was provided that Spicer Jeffries concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
Any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description of Exhibit.

16.1	Letter from Mendoza Berger & Company, LLP to the United States Securities and Exchange Commission dated March 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWALL HOLDINGS, INC.

Date: April 5, 2011	By:	/s/ Kevin Wheeler
	Name:	Kevin Wheeler
	Title:	Chief Executive Officer